Exhibit 99.1

Helios and Matheson Analytics Inc. Announces $5.4 Million Registered Direct Offering Priced At-the-Market

New York, NY – (January 16, 2019) -- Helios and Matheson Analytics Inc. (Nasdaq: HMNY) (“Helios”), a provider of information technology services and solutions and the 92% owner of MoviePass Inc., today announced that it has entered into definitive agreements with certain institutional investors for the purchase of 333,333,334 common units for aggregate gross proceeds of approximately $5.4 million in a registered direct offering priced at-the-market. Helios is offering the common units at a price of $0.0163 per unit. Each common unit consists of (i) one share of common stock, (ii) one warrant to purchase one share of common stock at an exercise price of $0.0163 per share (the “Series C Warrants”), (iii) one warrant to purchase one share of common stock at an exercise price of $0.0163 per share (the “Series D Warrants”), and (iv) one warrant to purchase one share of common stock at an exercise price of $1.00 per share (the “Series E Warrants” and collectively with the Series C Warrants and the Series D Warrants, the “Warrants”). The Warrants are not exercisable until six months after the date of the closing. From that initial exercisable date, the Series C Warrants will have an exercise term of five years and the Series D Warrants and the Series E Warrants will have an exercise term of one year.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering. Palladium Capital Advisors, LLC is acting as financial advisor for the offering.

The closing of the offering is expected to take place on or about January 16, 2019, subject to the satisfaction of customary closing conditions.

The gross proceeds to Helios, before deducting placement agent fees and other offering expenses, are expected to be approximately $5.4 million. Helios intends to use the net proceeds from this offering for working capital purposes; to redeem approximately $1.2 million of Helios’ outstanding non-convertible senior notes that were issued on October 4, 2018 and December 18, 2018; and to pay certain fees due to the placement agent and other transaction expenses. The potential gross proceeds from the Warrants, if fully exercised on a cash basis, will be approximately $344.2 million. No assurance can be given that any of the Warrants will be exercised.

The securities described above are being offered by Helios pursuant to a “shelf” registration statement on Form S-3 that was declared effective by the Securities and Exchange Commission (“SEC”) on July 5, 2018 and the base prospectus contained therein (File No. 333-226024). The offering of the securities is being made only by means of a prospectus supplement and accompanying base prospectus that form a part of the registration statement. A final prospectus supplement and accompanying base prospectus relating to the securities being offered will be filed with the SEC. Copies of the final prospectus supplement and accompanying base prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, New York 10022, by phone at 646-975-6996 or e-mail at placements@hcwco.com.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Helios and Matheson Analytics

Helios and Matheson Analytics Inc. (Nasdaq: HMNY) (“Helios”) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening, and consumer-centric technology. Helios currently owns approximately 92% of the outstanding shares (excluding options and warrants) of MoviePass Inc., the nation’s premier movie-theater subscription service, 100% of the outstanding membership interests in MoviePass Ventures LLC and 51% of the outstanding membership interests in MoviePass Films LLC. Helios’s holdings include Zone Technologies, Inc., creator of RedZone Map™, a safety and navigation app for iOS and Android users, and a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. Helios is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit us at www.hmny.com.

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “project” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on numerous assumptions. Although Helios’ management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the ability of Helios to reduce its burn rate and improve its business model) may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors include, among other things: risks associated with the consummation of the offering described above, the size of the offering, the potential exercise of the Warrants and the use of net proceeds, Helios’ capital requirements and whether or not it will be able to raise capital as needed; the success of MoviePass’ cost-reduction and subscription revenue increase measures; the ability to successfully develop the business model of MoviePass Inc. (“MoviePass”), Moviefone, MoviePass Films LLC (“MoviePass Films”) and MoviePass Ventures, LLC (“MoviePass Ventures”); the ability to integrate the operations of MoviePass, MoviePass Ventures, MoviePass Films, Moviefone and other acquired businesses into Helios’ operation; MoviePass’ ability to retain its existing subscribers and market and sell its services to new subscribers, Helios’ ability to satisfy Nasdaq Capital Market (“Nasdaq”) listing criteria deficiencies and to successfully appeal Nasdaq’s determination to delist Helios’ common stock and remain listed on Nasdaq, and the risk factors described in Helios’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly reports on Form 10-Q for the quarters ended June 30, 2018 and September 30, 2018 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on Helios’ current expectations and Helios does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.